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                                                                   Exhibit 10.18

                   [GALLAGHER, BRIODY & BUTLER - LETTERHEAD]


                                December 2, 1999



VIA FACSIMILE: 614-464-2425

Frederick M. Luper, Esq.
William B. Logan, Jr., Esq.
Luper, Sheriff & Niedenthal
1200 Le Veque Tower
50 West Broad Street
Columbus, Ohio 43215

             RE: CAPITAL FUND LEASING, LLC/GARY PLAYER DIRECT, INC.

Gentlemen:

     As discussed earlier this evening, Gary Player Direct, Inc. (the "Company") desires to confirm the following regarding a transaction between the Company and Capital Fund Leasing, LLC ("CFL").

     The Company's records indicate that the Company received $1,000,000 from CFL on March 29, 1999 as the subscription price for 1,000,000 shares of the Company's common stock registered in the name of Capital Fund Leasing, LLC. The shares were subsequently issued by the transfer agent on or about June 1, 1999. Enclosed for your reference and file are copies of (a) the Company's Board resolution as delivered to the transfer agent to authorize the issuance of the 1,000,000 shares, (b) the Company's original issuance instruction letter to the transfer agent dated May 28, 1999 regarding these shares, and (c) the transfer agent's invoice to the Company dated June 1, 1999 reflecting the processing of the original issuance instructions.
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[Gallagher, Briody & Butler Letterhead]

Frederick M. Luper, Esq.
William B. Logan, Jr., Esq.
December 2, 1999
Page 2

     We ask that Fred, in his capacity as receiver for CFL, confirm the above-described equity transaction in order to facilitate the completion of the Company's March 31, 1999 audit by signing this letter below and returning the same to our office via fax at 609-452-0090.

     Please call Tom Gallagher or me if you have any questions regarding this matter. We appreciate your attention to this.

                                             Sincerely,

                                             /s/ John Butler
                                             -----------------------------------
                                             John Butler


JB/jb
Enc.

cc: Carl Casareto, Executive Vice President

The foregoing is confirmed.

/s/ Frederick M. Luper
--------------------------------------------
Frederick M. Luper, As Receiver
for Capital Fund Leasing, LLC
Dated: December 3, 1999